UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – April 19, 2019

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2301 Industrial Drive, Neenah, Wisconsin 54956

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04                                           Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 6, 2018, Bemis Company, Inc. (the “Company” or “Bemis”) announced that its Board of Directors, along with the Board of Directors of Amcor Limited (“Amcor”), unanimously approved a definitive agreement (the “Agreement”) under which Bemis will combine with Amcor in an all-stock combination (the “Transaction”).  The Transaction will be effected at a fixed exchange ratio of 5.1 Amcor plc ordinary shares for each share of the Company.

On April 19, 2019, the plan administrator for the Bemis Investment Incentive Plan (the “BIIP”) provided the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period under the BIIP to the Company.  The blackout period for the BIIP will be implemented in connection with the anticipated closing of the Transaction.  The blackout period is necessary to ensure that all transactions in Bemis common stock in the Bemis Stock Fund under the BIIP are fully completed before the completion of the Transaction and so that, after the completion of the Transaction, the administrator of the BIIP can process the exchange of Bemis common stock for shares of Amcor plc common stock.

BIIP participants have been notified that if the Transaction is completed as expected, there will be a blackout period under the BIIP that may extend for more than three consecutive business days.  The blackout period is currently expected to begin a couple of days before the closing of the Transaction and to last up to 14 days or as long as needed in order to complete the exchange of the Bemis shares for the Amcor plc shares. The closing of the Transaction is subject to the satisfaction of certain conditions and, therefore, the actual date of the closing is not certain at this time.

In connection with the foregoing, the Company sent a separate notice, referred to as the Insider Notice, to its directors and executive officers on April 23, 2019 notifying them of the trading restrictions applicable to them during the blackout period in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Regulation BTR as promulgated by the Securities’ and Exchange Commission. A copy of the Insider Notice sent to the Company’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the blackout period and for a period of two years after the date thereof, a security holder or other interested person may obtain, without charge, information as to whether the blackout period has begun or ended and the actual beginning and end dates of the blackout period.  This information is available by contacting Sheri Edison, the Senior Vice President, Chief Legal Officer and Secretary of Bemis Company, Inc. at 2301 Industrial Drive, Neenah, WI  54956 or via telephone at (920) 527-5000.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Amcor plc (f/k/a Arctic Jersey Limited) (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’s and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2018 Principal Risks” section of Amcor’s Annual Report 2018; and other risks and uncertainties discussed in Bemis’s filings with the SEC, including the “Risk Factors” section of Bemis’s annual report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of

Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit 99.1                              Notice to Directors and Executive Officers of Bemis Company, Inc., dated April 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Sheri H. Edison
Sheri H. Edison, Senior Vice President, Chief Legal Officer and Secretary

Date: April 25, 2019